Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Year End Report on Form 10-K of E-Waste Systems, Inc. for the year ended December 31, 2013, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Year End Report on Form 10-K of E-Waste Systems, Inc. for the year ended December 31, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Year End Report on Form 10-K for the year ended December 31, 2013, fairly presents in all material respects, the financial condition and results of operations of E-Waste Systems, Inc.

By:	/s/ Martin Nielson
Name:	Martin Nielson
Title:	Principal Executive Officer
Date:	April 15, 2014

By:	/s/ Martin Nielson
Name:	Martin Nielson
Title:	Principal Financial Officer
Date:	April 15, 2014